EXHIBIT 2.5

                   AGREEMENT REGARDING THE INSURANCE POLICY
                   ----------------------------------------
                FOR EXPROPRIATION AND CURRENCY INCONVERTIBILITY
                -----------------------------------------------

          This Agreement Regarding the Insurance Policy for Expropriation and Currency Inconvertibility, dated as of September 18, 2003 (the "Agreement"), is entered into by and among (i) The Bank of New York, not in its individual capacity, but solely in its capacity as trustee under the Indenture (as defined below) (the "Insured"), (ii) Companhia de Bebidas das Americas (the "Guarantor"), (iii) Companhia Brasileira de Bebidas (the "Issuer") and (iv) Steadfast Insurance Company (the "Underwriter"). The Insured, the Guarantor, the Underwriter and the Issuer are herein referred to collectively as the "Parties."

                                   RECITALS

          A. The Parties contemplate that the Issuer will issue and sell certain Insured Notes (the "Insured Notes") to a number of institutional investors (the "Noteholders").

          B. In connection with the issuance and sale of the Insured Notes, the Insured and the Issuer will enter into a trust indenture (the
"Indenture"), dated as of September 18, 2003, providing for the issuance of the Insured Notes.

          C. In order to guaranty the payment of the Insured Notes, the Guarantor will issue a guaranty (the "Guaranty"), dated as of September 18, 2003, providing for the guaranty by the Foreign Enterprise of the Issuer's payment obligation under the Indenture.

          D. In connection with the execution and delivery of the Indenture, the Underwriter has issued an Insurance Policy for Expropriation and Currency Inconvertibility (Policy No. 38-14-578), dated as of September 18, 2003 (which, together with the Declarations thereto, constitutes the "Insurance Policy"), the beneficiary of which is the Insured, for the benefit of the Noteholders.

          E. The Parties wish to set forth herein certain agreements in connection with the Insurance Policy.

                                  AGREEMENTS

          The Parties, with the intention of being legally bound, agree as follows:

1. DEFINED TERMS.

          Capitalized terms used in this Agreement and not otherwise defined have the meaning assigned to such terms in the Insurance Policy (as defined below).

2. REPRESENTATIONS, WARRANTIES AND/OR COVENANTS BY THE GUARANTOR AND THE
   ISSUER.

               (a) The Guarantor represents, warrants and/or covenants that:

                    (1) all written information that the Guarantor has
               provided to the Insured in connection with the Application for Insurance is true and correct as of the date on which it was delivered to the Insured and that no material information related to such Application for Insurance has been or will be withheld;



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                    (2) it has or will obtain all such valid licenses and
               permits as required by law in order for it to enter into and perform its obligations under the Guaranty and will make all applications as required by law to extend, renew or modify such licenses to comply with any new requirement promulgated during the Policy Period;

                    (3) it will, after consulting with the Insurer, (i) take
               all reasonable steps to avoid or minimize any Loss (other than any Loss where Compensation is excluded or excludable under the terms of Article V of the Insurance Policy); (ii) cooperate fully with the Underwriter in the investigation of any Claim, the resolution of any potential Claim situation and the pursuit of any Claim salvage; and (iii) not enter into any agreement concerning a Loss or potential Loss without the Underwriter's prior written consent. In addition, the Guarantor will (i) pursue all reasonable diplomatic, legal, administrative, judicial and other legal means which may be reasonably available to minimize or recover any Loss, and (ii) preserve any legal, judicial and administrative remedies applicable to any Claim and furnish reasonable assistance in maintaining any rights or property transferred to the Underwriter; and

                    (4) all information to be provided by the Guarantor
               (including any information provided in any statements, reports, or applications), either directly or through the Insured, in connection with any Claim or potential Claim under the Insurance Policy will, to the Guarantor's knowledge, be true and correct in all material respects and the Guarantor shall not knowingly conceal any material fact, including, in connection with any such Claim or potential Claim.

               (b) The Issuer represents, warrants and/or covenants that:

                    (1) all written information that the Issuer has provided
               to the Insured in connection with the Application for Insurance is true and correct as of the date on which it was delivered to the Insured and that no material information related to such Application for Insurance has been or will be withheld;

                    (2) it has or will obtain all such valid licenses and
               permits as required by law in order for it to enter into and perform its obligations under the Indenture and will make all applications as required by law to extend, renew or modify such licenses to comply with any new requirement promulgated during the Policy Period;

                    (3) it will, after consulting with the Insurer, (i) take
               all reasonable steps to avoid or minimize any Loss (other than any Loss where Compensation is excluded or excludable under the terms of Article V of the Insurance Policy); (ii) cooperate fully with the Underwriter in the investigation of any Claim, the resolution of any potential Claim situation and the pursuit of any Claim salvage; and (iii) not enter into any agreement concerning a Loss or potential Loss without the Underwriter's prior written consent. In addition, the Issuer will (i) pursue all reasonable diplomatic, legal, administrative, judicial and other legal means which may be reasonably available to minimize or recover any Loss, and (ii) preserve any legal, judicial and administrative remedies applicable to any Claim and furnish reasonable assistance in maintaining any rights or property transferred to the Underwriter; and

                    (4) all information to be provided by the Issuer
               (including any information provided in any statements, reports, or applications), either directly or through the Insured, in connection with any Claim or potential Claim under the Insurance Policy will, to the


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



          Issuer's knowledge, be true and correct in all material respects and the Issuer shall not knowingly conceal any material fact, in connection with any such Claim or potential Claim.

          (c) Each of the Parties hereby acknowledge that in the case of any material breaches or misrepresentations of either the Guarantor, in the case of (a) above, or the Issuer, in the case of (b) above, the Underwriter may void the Insurance Policy, retain the premium paid therefor and refuse to compensate the Insured for any Loss.


3. DELEGATION OF INSURED'S DUTIES AND OBLIGATIONS.

          The Insured hereby delegates to each of the Issuer and the Guarantor and each of the Issuer and the Guarantor hereby accepts all duties and obligations of the Insured under the Insurance Policy (the "Delegated Obligations"), excluding however, any obligation (i) to apply for the Insurance Policy; (ii) related to the submission of a Claim pursuant to
Section 7.1 (a) of the Insurance Policy; (iii) not to disclose the details of the Insurance Policy, as provided for in Section 8.7 of the Insurance Policy;
(iv) not to cause an exclusion under Article V of the Insurance Policy, insofar as such exclusion would result from an act or omission by the Insured;
(v) related to limitations on the assignment, amendment or waiver of the Insurance Policy or any provision thereunder, as provided for in Sections 8.2 and 8.4 of the Insurance Policy; and (vi) to maintain and allow the examination of any records related to the Insurance Policy, as provided for in
Section 8.9 of the Insurance Policy. The Insured agrees not to take any action, or omit to take any action, that might result in the cancellation of the Insurance Policy without the express written approval of the Issuer and the Guarantor. In the event that the Insured takes any action, or omits to take any action, that might result in the cancellation of the Insurance Policy, the Insured agrees to undertake to replace the Insurer and the Insurance Policy with another policy providing equal benefits. The Insured shall bear the additional fees and expenses associated with this replacement.

          The Underwriter hereby agrees to accept performance by each of the Issuer and the Guarantor of the duties and obligations of the Insured under the Insurance Policy as provided for herein. The Underwriter hereby acknowledges that the information contained in the Application for Insurance has been provided to the Insured by each of the Issuer and the Guarantor.

4. ACCEPTANCE OF TERMS AND CONDITIONS OF THE INSURANCE POLICY.

          The Parties hereby acknowledge that the Insurance Policy has certain terms and conditions that refer to the Guarantor and the Issuer and the compliance by the Guarantor and the Issuer with certain terms and conditions of the Insurance Policy. The Guarantor and the Issuer hereby independently agree to perform and comply with all such terms and conditions in the Insurance Policy that call for or require any such compliance or performance by the Guarantor and the Issuer. The Parties hereby acknowledge and agree that the failure to comply or perform any such terms and conditions of the Insurance Policy may result in, among other consequences, the breach of this Agreement and the cancellation of the Insurance Policy or an exclusion of a Claim thereunder.

          The Guarantor and the Issuer hereby agree to and accept all the terms and conditions of the Insurance Policy, including but not limited to all duties and obligations which have been expressly referred to as duties and obligations on the Guarantor and the Issuer thereunder, which duties and obligations it hereby agrees to perform.



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



5. ASSIGNMENT, SUBROGATION AND PAYMENT.

          (a) Contemporaneous with any Compensation payment under the Insurance Policy, in addition to any assignments required under Section 7.4 of the Insurance Policy and subject to the limitation that any such assignment by the Insured shall not be in an amount greater than the amount of Compensation payable by the Underwriter, the Guarantor and the Issuer shall assign to the Underwriter, and the Underwriter shall be subrogated to, all of the Issuer's and the Guarantor's rights under the Transaction Documents in respect of the Loss for which the Compensation is to be paid and all of the Issuer's and the Guarantor's rights of recovery against any person or organization in respect of the Loss. The above assignment and subrogation shall be made in proportion to the amount of Loss for which Compensation is to be paid. All such assignments shall be free and clear of all claims, defenses, counterclaims, rights of setoff and other encumbrances, except for those defenses relating to the Political Risk Event. Notwithstanding any payments made to the Noteholders from the Reserve Account in connection with an Unfunded Insured Payment, the Guarantor and/or the Issuer shall not be released from its obligation to make Insured Payments (or any part thereof) that are the subject of a Claim. The Guarantor and the Issuer shall execute and deliver all instruments and documents and do whatever is necessary to secure such rights for the Underwriter. The Guarantor and the Issuer shall do nothing to materially prejudice the Underwriter's rights.

          (b) In connection with a Claim under Currency Inconvertibility, as a condition for any Compensation payment, in addition to the assignments required in 5(a) above, but only to the extent that the Insurer has not otherwise taken assignments of the right to receive funds in accordance with the terms of Section 5(a) or has otherwise received funds in respect of any Compensation paid, the Guarantor and/or the Issuer shall, if required by the Underwriter, assign and deliver to the Underwriter, by draft, subject to collection, or, at the Underwriter's option, in cash, the inconvertible Local Currency (the amount of which shall be determined by reference to the Reference Rate of Exchange on the Date of Loss) or nontransferable Policy Currency that is the subject of the Claim. If the Guarantor and/or the Issuer is unable legally to deliver such currency to the Underwriter, then, in addition to the assignment requirements of Section 5(a) above, the Guarantor and/or the Issuer shall assign to the Underwriter right, title and interest in such currency. The Insured, the Guarantor, or the Issuer shall not be required to assign to the Underwriter an amount of Local Currency or Policy Currency greater than the amount of Compensation payable by the Underwriter.

6. INDEMNIFICATIONS.

          The Guarantor and the Issuer agree to indemnify and hold harmless the Noteholders and the Insured and any of its directors, officers, agents or employees (each such indemnified person, an "Indemnified Party") from and against any and all liabilities, obligations, losses, damages, penalties, judgments, costs, expenses or disbursements of any kind whatsoever that may be imposed on or incurred by, or asserted against, such Indemnified Party in any way relating to or arising out of (i) any action taken or omitted to be taken by such Indemnified Party under this Agreement or the Insurance Policy (including, without limitation, any action taken or omitted to be taken before the date hereof by such Indemnified Party in preparation for acting thereunder), or (ii) any action taken or omitted to be taken by the Guarantor and the Issuer under this Agreement or the Insurance Policy, provided that the Guarantor and the Issuer shall not be liable for any portion of any such amount resulting from (i) the gross negligence or willful misconduct of such Indemnified Party, or (ii) an exclusion by the Underwriter under Article V of the Insurance Policy which is caused by the Indemnified Party. This section shall survive the termination of the Insurance Policy and this Agreement or the resignation or removal of the Insured.




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7. ENTIRE AGREEMENT; AMENDMENT.

          This Agreement constitutes the entire agreement among the Parties with respect to the matters contemplated herein and supersedes all prior oral and written agreements, memoranda, understandings and undertakings between the Parties relating to the subject matter of this Agreement. This Agreement shall not alter the terms of the Insurance Policy, and to the extent that provisions of this Agreement are in conflict or inconsistent with the provisions of the Insurance Policy, the provisions of the Insurance Policy shall govern. This Agreement or any provision hereof may not be modified, amended, altered or supplemented except by a written instrument executed and delivered by each of the Parties.

8. SEVERABILITY.

          If any provision of this Agreement shall be declared illegal, invalid or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Agreement (to the extent permitted by law), and in any event such illegality, invalidity or unenforceability shall not affect the remainder hereof.

9. NOTICES.

          All communications and notices to be given hereunder shall be in English and shall be made in writing sent by courier or delivered by hand or facsimile with receipt acknowledged. Such communications and notices shall be sent to the addresses and to the attention of the persons specified below, or to such other address or to the attention of such other person as any of the Parties shall notify to the other Party or Parties, as the case may be.

          If to the Insured:

               The Bank of New York
               101 Barclay Street, 21 W
               New York, New York 10286
               Attention: Global Finance Unit
               Telephone: (212) 328-7529
               Facsimile: (212) 328-7318

          If to the Guarantor:

               Companhia de Bebidas das Americas - AMBEV

               Rua Dr. Renato Paes de Barros, 1017,
               4(degree) andar
               04530-001 Sao Paulo, S.P.
               Brazil
               Telephone: (55 11) 2122-1210
               Facsimile: (55 11) 2122-1540
               Attention: Andrea Vianna Jorge



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          If to the Issuer:

               Companhia Brasileira de Bebidas

               Rua Dr. Renato Paes de Barros, 1017,
               4o andar
               04530-001 Sao Paulo, S.P.
               Brazil
               Telephone: (55 11) 2122-1210
               Facsimile: (55 11) 2122-1540
               Attention: Andrea Vianna Jorge

          If to the Underwriter:

               Steadfast Insurance Company
               c/o Zurich Emerging Markets Solutions
               1201 F Street, N.W., Suite 250
               Washington, D.C. 20004
               Telephone: (202) 585-3100
               Facsimile: (202) 628-2216
               Attention: Daniel Riordan

          Copies of all notices given hereunder shall be delivered by the Guarantor, immediately following such delivery or receipt by the Guarantor, to Moody's Investor Services, Standard & Poor's, and Fitch at their respective addresses below:


               Moody's Investors Service
               99 Church Street
               New York, New York 10007
               Attention: Maria Muller, Latin American ABS Monitoring

               Standard & Poor's
               55 Water Street
               New York, New York 10041
               Attention: Diane Audino
               Latin American Structured Finance

               Fitch, Inc.
               55 E. Monroe, Suite 3500
               Chicago, IL 60603
               Attention: Latin American Structure Surveillance

          All notices or other communications given hereunder shall be deemed to be effective when actually received. All communications and notices relating to the Guarantor's rights and obligations under the Insurance Policy, including but not limited to the Delegated Obligations, shall be given to the Guarantor as specified in this Section 9. In addition, the Underwriter shall provide copies to the Guarantor of all communications and notices sent to the Insured under the Insurance Policy, when such communications and notices are made.



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10. COUNTERPARTS.

          This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

11. SURVIVAL RIGHTS.

          This Agreement shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors, transferees and assigns.

12. CHOICE OF LAW.

          Any issue relating to the construction, validity or performance of this Agreement shall be governed by, read and construed in accordance with the laws of the State of New York, in the United States of America.

13. DISPUTES AND ARBITRATION.

          (a) Any dispute, controversy or claim arising out of, relating to, or in connection with this Agreement shall be finally settled by arbitration. The arbitration shall be conducted in accordance with the International Rules of the American Arbitration Association in effect at the time of the arbitration. The seat of the arbitration shall be New York, New York, United States of America, and shall be conducted in English.

          (b) The arbitration shall be conducted by three arbitrators. The claimant initiating the arbitration shall appoint an arbitrator in its initial request for arbitration. The respondent shall appoint an arbitrator and so notify the claimant in writing within 45 days of its receipt of the request for arbitration. The first two arbitrators appointed in accordance with this provision shall appoint a third arbitrator within 45 days after the respondent has notified the claimant of the appointment of its arbitrator. The third arbitrator shall serve as chairperson of the arbitration.

          (c) The arbitral award shall be in writing, state the reasons for the award, and be final and binding on the Parties. Judgment upon the award may be entered by any court having jurisdiction over the relevant party or asset.

14. MODIFICATIONS TO TRANSACTION DOCUMENTS

          The Insured, the Issuer and the Guarantor shall not materially modify the Transaction Documents (including, but not limited to, modifying the repayment terms of the Insured Notes), without the prior written consent of the Underwriter (which consent shall not be withheld unreasonably), except such modifications and amendments which (i) do not change materially the Underwriter's rights and obligations, (ii) do not change materially any rights and obligations to which the Underwriter may be subrogated to in the event of a Claim, or (iii) do not change materially the risk to which the Insured is exposed and that are covered under the Insurance Policy.

15. CONCERNING THE INSURED

          (a) This Agreement is entered into by the Insured, acting not individually or personally, but solely as Trustee under the Indenture, in the exercise of the powers and authority conferred on and vested in the Trustee under the Indenture.




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          (b) The undertakings and agreements herein made on the part of the
     Insured are made and intended not as personal undertakings and agreements by the Insured, but are made and intended for the purpose of binding only the property held in trust pursuant to the Indenture.

          (c) Nothing herein contained shall be construed as creating any liability on the Insured, individually or personally, to perform any covenant either expressed or implied herein, all such liability, if any, being expressly waived by the Parties and by any person claiming by, or through, or under such Party.

          (d) Under no circumstances shall the Insured be personally liable to the Underwriter for the payment of any indebtedness or expenses of the Issuer or the Guarantor or be liable to the Underwriter for the breach or failure of any obligation or covenant made or undertaken by the Insured hereunder.

16. EXECUTION IN COUNTERPARTS

          This Agreement and each amendment, waiver and consent with respect hereto may be executed in any number of counterparts and by different Parties thereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telefax shall be effective as delivery of an original executed counterpart of this Agreement.




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          IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the Parties as of the date first above written.

                                         THE BANK OF NEW YORK, not in its
                                         individual capacity, but solely as
                                         indenture trustee

                                         By:
                                               --------------------------------
                                         Name:
                                               --------------------------------
                                         Title:
                                               --------------------------------

                                         COMPANHIA DE BEBIDAS DAS AMERICAS -
                                         AMBEV

                                         By:
                                              ---------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                              ---------------------------------


                                         By:
                                              ---------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                              ---------------------------------


                                         COMPANHIA BRASILEIRA DE BEBIDAS


                                         By:
                                              ---------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                              ---------------------------------

                                         By:
                                              ---------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                              ---------------------------------


                                         STEADFAST INSURANCE COMPANY

                                         By:    /s/ Daniel W. Riordan
                                               --------------------------------
                                         Name:  Daniel W. Riordan
                                               --------------------------------
                                         Title: Vice President
                                               --------------------------------
WITNESSES:

1. /s/ Witness
  -----------------------
  Name:

2. /s/ Witness
  -----------------------
  Name:




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          IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the Parties as of the date first above written.

                                         THE BANK OF NEW YORK, not in its
                                         individual capacity, but solely as
                                         indenture trustee

                                         By:    /s/ Miguel Barrios
                                              ---------------------------------
                                         Name:  Miguel Barrios
                                              ---------------------------------
                                         Title: Vice President
                                              ---------------------------------



                                         COMPANHIA DE BEBIDAS DAS AMERICAS
                                         - AMBEV

                                         By:
                                              ---------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                              ---------------------------------


                                         By:
                                              ---------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                              ---------------------------------


                                         COMPANHIA BRASILEIRA DE BEBIDAS

                                         By:
                                              ---------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                              ---------------------------------


                                         By:
                                              ---------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                              ---------------------------------


                                         STEADFAST INSURANCE COMPANY


                                         By:
                                              ---------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                              ---------------------------------




WITNESSES:

1.
  -----------------------
  Name:

2.
  -----------------------
  Name:

          IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the Parties as of the date first above written.


                                    THE BANK OF NEW YORK, not in its
                                    individual capacity, but solely as
                                    indenture trustee

                                    By:
                                         ---------------------------------
                                    Name:
                                         ---------------------------------
                                    Title:
                                         ---------------------------------


                                    COMPANHIA DE BEBIDAS DAS AMERICAS
                                    - AMBEV

                                    By:    /s/ Luis Felipe Pedreira Dutra Leite
                                         --------------------------------------
                                    Name:  Luis Felipe Pedreira Dutra Leite
                                         --------------------------------------
                                    Title: Officer
                                         --------------------------------------

                                    By:    /s/ Carlos Alves de Brito
                                         --------------------------------------
                                    Name:  Carlos Alves de Brito
                                         --------------------------------------
                                    Title: Officer
                                         --------------------------------------

                                    COMPANHIA BRASILEIRA DE BEBIDAS

                                    By:    /s/ Luis Felipe Pedreira Dutra Leite
                                         --------------------------------------
                                    Name:  Luis Felipe Pedreira Dutra Leite
                                         --------------------------------------
                                    Title: Officer
                                         --------------------------------------


                                    By:    /s/ Carlos Alves de Brito
                                         ---------------------------------
                                    Name:  Carlos Alves de Brito
                                         ---------------------------------
                                    Title: Officer
                                         ---------------------------------


                                    STEADFAST INSURANCE COMPANY

                                    By:
                                         ---------------------------------
                                    Name:
                                         ---------------------------------
                                    Title:
                                         ---------------------------------


WITNESSES:

1. /s/ Witness
  -----------------------
  Name:

2. /s/ Witness
  -----------------------
  Name:

      Washington               )
                               )    ss:
      District of Columbia     )


     On this 17 day of September 2003 before me, a notary public within and for said county, personally appeared Daniel W. Riordan, to me personally known who being duly sworn, did say that he is a Vice-President, of Steadfast Insurance Company, one of the persons described in and which executed the foregoing instrument, and acknowledges said instrument to be the free act and deed of said corporation.


     On this 17 day of September 2003, before me personally came Ann Tait and Nathan Younge to me personally known, who being by me sworn, did depose and say that they signed their names to the foregoing instrument as witnesses.


                                             _______________________________
                                             Notary Public
                                             COMMISSION EXPIRES - April 14, 2005

     STATE OF NEW YORK        )
                              )   ss:
     COUNTY OF NEW YORK       )


     On this 18th day of September, 2003 before me, a notary public within and for said county, personally appeared Miguel Barrios, to me personally known who being duly sworn, did say that he is a Vice President, of The Bank of New York, a person described in and which executed the foregoing instrument, and acknowledges said instrument to be the free act and deed of said corporation.



                                             /s/ Harry Li
                                             ----------------------------
                                             Notary Public
                                             COMMISSION EXPIRES


[Notarial Seal]